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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - FEBRUARY 29, 2000


                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
                 (State or Other Jurisdiction of Incorporation)

                               000-2353 22-3537895
           (Commission File Number) (IRS Employer Identification No.)

               158 Route 206, Peapack-Gladstone, New Jersey 07934
                    (Address of Principal Executive Offices)

                                 (908) 234-0700
                         (Registrant's Telephone Number)


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Item 5.  Other Items.

Peapack-Gladstone Financial Corporation (the "Corporation") acquired Chatham Savings, FSB ("CSB") effective January 7, 2000. The Corporation is required to report the consolidated results of operations for the 30-day period following the acquisition to terminate the prohibition on sales or transfers by affiliates. This report on Form 8-K is designed solely to present the combined financial results for the Corporation and its subsidiaries, including CSB, for the month ended February 29, 2000 to comply with pooling-of-interests accounting requirements. These results are not necessarily indicative of the results that the Corporation may report for the quarter ending March 31, 2000.

                                                          For the One Month
                                                          Period Ended
                                                          February 29, 2000
                                                          (in thousands)

Income Before Income Taxes                                    $911
Income Taxes                                                  $321
                                                              ----

Net Income                                                    $590
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                     PEAPACK-GLADSTONE FINANCIAL CORPORATION

                                     ARTHUR F. BIRMINGHAM
Dated: March 2, 2000             By: __________________________
                               Name: Arthur F. Birmingham
                              Title: Senior Vice President
                                      and Treasurer